Exhibit 10.18

SECOND AMENDMENT
TO

LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement is entered into as of June 2, 2017 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”), DIGITAL GLOBE SERVICES INC. (“Digital”), TELSATONLINE, INC. (“TelSat”), DGS EDU, LLC (“DGS”) and 7 DEGREES LLC (“7 Degrees”).

RECITALS

Digital, TelSat, DGS and Bank are parties to that certain Loan and Security Agreement dated as of March 31, 2015 and, as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of March 31, 2016 (collectively, the “Agreement”). The parties desire to add 7 Degrees as a coborrower under the Agreement and to amend the Agreement in accordance with the terms of this Amendment. Capitalized terms used without definition herein shall have the meanings assigned to them in the Agreement.

NOW, THEREFORE, the parties agree as follows:

1.	Addition of Co-Borrower.

(a)          7 Degrees is hereby added to the Agreement as a “Borrower” thereunder and hereunder, and each reference to “Borrower” or “the Borrower” in the Agreement and any other Loan Document shall mean and refer to each of Digital, TelSat, DGS and 7 Degrees, individually and collectively. Digital, TelSat, DGS and 7 Degrees, collectively, shall also be referred to as the Borrowers.

(b)          7 Degrees assumes, as a joint and several obligor thereunder, all of the Obligations, liabilities and indemnities of a Borrower under the Agreement and all other Loan Documents; and covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Agreement and the other Loan Documents and all of the representations and warranties contained in the Agreement and the other Loan Documents with respect to a Borrower. Without limiting the generality of the foregoing, 7 Degrees grants to Bank a security interest in the Collateral described on Exhibit A attached hereto to secure performance and payment of all Obligations under the Agreement, and authorizes Bank to file financing statements with all appropriate jurisdictions to perfect or protect Bank’s interest or rights under the Agreement and the other Loan Documents.

(c)          Notwithstanding anything to the contrary set forth herein or in the Agreement, the Borrowing Base shall not include any Accounts owing to 7 Degrees until Bank approves its inclusion, which approval is subject to, among other things, (i) the completion of an audit of the Accounts and Collateral of 7 Degrees, the results of which shall be satisfactory to Bank, (ii) the establishment of a Bancontrol Account with respect to 7 Degrees’ account debtors in compliance with Section 2.3(d) of the Agreement and (iii) the completion and satisfaction of such other matters as Bank may reasonably request in connection therewith.

2.	Amendment to Agreement.

(a)          The following definition is hereby added to Section 1.1 of the Agreement:

“EBITDA” means Borrowers’ earnings before interest, taxes, depreciation, amortization, and non-cash stock based compensation expenses.

(b)          Subsections (i) and (m) of the definition of “Eligible Accounts” set forth in Section 1.1 of the Agreement are amended and restated in their entirety to read as follows:

(i)              Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed thirty percent (30%) of all Accounts (the “Concentration Limit”), to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank and except that the Concentration Limit shall be sixty percent (60%) for Accounts with respect to which the account debtor is Comcast;

(m)           (i) all Accounts owing to, or arising out of the business of, DGS; and (ii) Accounts not related to any other Borrower’s core business activities, except for Accounts with respect to which the account debtor is Comcast and Bank has received confirmation of upcoming payment from Comcast in form and substance satisfactory to Bank;

(c)          Subsections (a) and (b) of Section 6.3 of the Agreement are amended and restated in their entirety to read as follows:

(a)            as soon as available, but in any event within five (5) days after the 15th and the last day of each month, (i) aged listings of accounts receivable and payable, (ii) an Accrued Accounts report, (iii) a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, and a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto;

(b)            as soon as available, but in any event, within thirty (30) days after the last day of each month, a Borrower prepared consolidated balance sheet, income statement, and cash flow statement covering Borrowers’ consolidated operations during such month, prepared in accordance with GAAP, consistently applied, in a form acceptable to Bank;

(d)          The following is added to the end of Section 6.9(a) of the Agreement.

Borrowers shall achieve an EBITDA of at least $750,000 for the trailing six month period ending on each of June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018.

(e)           Exhibit C to the Agreement is replaced in its entirety with Exhibit C attached hereto.

(f)             Exhibit D to the Agreement is replaced in its entirety with Exhibit D attached hereto

3.           Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment and that no Event of Default has occurred and is continuing.

4.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrowers shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

6.           As a condition to the effectiveness of this Amendment. Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)            this Amendment, duly executed by each Borrower;

(b)            corporate resolutions and incumbency certificate duly executed by 7 Degrees;

(c)            intellectual property security agreement duly executed by 7 Degrees;

(d)            payment of an amendment fee equal to $5,000, plus ail Bank Expenses incurred through the date hereof; and

(e)            such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

DIGITAL GLOBE SERVICES INC.

By:	/s/ George Andrew Lear III

Name:	George Andrew Lear III

Title:	Chief Financial Officer

TELSATONLINE, INC.

By:	/s/ George Andrew Lear III

Name:	George Andrew Lear III

Title:	Chief Financial Officer

DGS, LLC

By:	/s/ George Andrew Lear III

Name:	George Andrew Lear III

Title:	Chief Financial Officer

7 DEGREES, LLC

By:	/s/ George Andrew Lear III

Name:	George Andrew Lear III

Title:	Chief Financial Officer

HERITAGE BANK OF COMMERCE

By:	/s/ KARLA SCHRADER

Name:	KARLA SCHRADER

Title:	VP